Processa Pharmaceuticals

2022 Earnings Conference Call

Development of Next Generation Chemotherapy Using Regulatory Science and Project Optimus

David Young, PharmD, PhD
President and CEO

March 30, 2023

Disclaimer: Forward Looking Statements

The following summary is provided for informational purposes only and does not constitute an offer or solicitation to acquire interests in the investment or any related or associated company.

The information contained here is general in nature and is not intended as legal, tax or investment advice. Furthermore, the information contained herein may not be applicable to or suitable for an individual's specific circumstances or needs and may require consideration of other matters. The Company and its directors, officers, employees and consultants do not assume any obligation to inform any person of any changes or other factors that could affect the information contained herein.

These materials may include forward-looking statements including financial projections, plans, target and schedules on the basis of currently available information and are intended only as illustrations of potential future performance, and all have been prepared internally.

Forward-looking statements, by their very nature, are subject to uncertainties and contingencies and assume certain known and unknown risks. Since the impact of these risks, uncertainties and other factors is unpredictable, actual results and financial performance may substantially differ from the details expressed or implied herein. Please refer to the documents filed by Processa Pharmaceuticals with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. The Company does not assume any obligation to release updates or revisions to forward-looking statements contained herein.

Processa Mission – Next Generation Chemotherapy

Mission Statement When Company Formed

To Develop Products to Improve the Survival and/or Quality of Life for Patients Who Have an Unmet Medical Need Condition

Mission Statement in 2023 and Beyond

To Develop the Next Generation Chemotherapies to Improve the Survival and/or the Quality of Life of Patients with Cancer

Chemotherapy Remains the Backbone of Cancer Treatment


"Right" Drug
Cancer Patient Needs NGC
"Right" Dosing Schedule
"Right" Dose

Next Generation Chemotherapy (NGC): Alter How the Existing Chemotherapy Drugs are Metabolized and/or Distributed in the Body (Capecitabine, Gemcitabine, Irinotecan)

- Capecitabine, Gemcitabine, and Irinotecan used in all types of cancers
  - 30%-70% of the patients who start treatment have side effects requiring the patient to decrease their dose to suboptimal doses or discontinue therapy.
  - Only approx. 20-40% of the patients have a positive response.
- NGCs
  - Patients in clinical studies and animals in preclinical studies have less severe and fewer side effects.
  - Fewer patients may have side effects that lead to discontinuation of NGCs or a decrease in the dose of NGCs.
  - Cancer response to NGCs for an individual patient may be more significant with more patients likely responding to NGCs.

Next Generation Chemotherapies (NGCs) – Modifications of Most Widely Used Existing Cancer Drugs



Absorption
Drug Gets into the Body and Blood
Distribution
Drug-Metabolites Distribute to Cancer and Normal Tissue
Efficacy & Adverse Events
Metabolism
Body Alters the Chemical Structure of the Drug
Adverse Events
Excretion
Drug Leaves the Body

Most Oncology Companies Specialize in

- ❑ New oncology targets or
- ❑ Drug delivery (altering the administration of a drug)

Processa Approach is Different

- ❑ NGCs of FDA-approved drugs or their active metabolites.
- ❑ NGCs alter the metabolism and/or distribution of chemotherapy drugs.
- ❑ Maintain existing mechanisms of killing cancer.
- ❑ Potential new patients targeted each year is > 200,000 for each Next Generation Chemotherapy drug.

Advantages of Next Generation Chemotherapy (NGC) Drugs

- ❑ Fewer patients may have side effects that lead to discontinuation of NGCs or a decrease in the dose of NGCs.
- ❑ Cancer response to NGCs for an individual patient may be more significant with more patients likely responding to NGCs.
- ❑ Potential new patients targeted each year is > 200,000 for each Next Generation Chemotherapy drug.



Maintain or Improve Efficacy Profile
Improve Adverse Event Profile
Better Patient Response and/or More Patients Respond
Efficiently Develop Drugs
Increase Probability of FDA Approval
Better Therapy Than Existing FDA-Approved Drugs

Processa Different than Other Biotech and Pharma Companies


NGCs = FDA-Approved Drugs Modified to Alter Metabolism and/or Distribution
Processa Regulatory Science (FDA Project Optimus)
Processa Experience with FDA Project Optimus Approach
Efficiently Develop Drugs
Increase Probability of FDA Approval
Better Therapy Than Existing FDA-Approved Drugs

- To obtain FDA-approval oncology drugs must now justify dosage regimen using principles of Project Optimus and Regulatory Science.
- Processa experienced in using the principles of Project Optimus for FDA approvals of non-oncology drugs.

Processa Pharmaceuticals

Next Generation Chemotherapy Capecitabine (NGC-Cap)

- Capecitabine - oral pro-drug of 5-FU widely used in many types of cancer including Colorectal, Gastric, Breast, Pancreatic, and Other Cancers (Incidence > 200,000)
- NGC-Cap - combination treatment of PCS6422 (which alters capecitabine metabolism and distribution) and capecitabine

NGC-Capecitabine: Results Show Metabolism and Distribution of Key Metabolites of Capecitabine Positively Altered for Safer NGC-Cap

Phase 1B Trial	DLTs from Anabolites (e.g., Neutropenia)	AEs, DLTs from Catabolites (e.g., HFS)
5-FU Exposure Level A (NGC Regimen A)	0/1	0/1
5-FU Exposure Level B (NGC Regimen B)	0/6	0/6
5-FU Exposure Level C (NGC Regimen C)	TBD	TBD
5-FU Exposure Level D (NGC Regimen D)	TBD	TBD
5-FU Exposure Level E (NGC Regimen E)	2/5 (Exposure Limiting)	0/5

- ❑ **Metabolism and distribution of Capecitabine has been altered in NGC-Cap.**
- ❑ **NGC-Cap eliminates dose-limiting side effects (DLTs) associated with Capecitabine catabolites (usually occurring in 50%-70% of patients presently treated with Capecitabine).**
- ❑ **Identified regimens & exposures that will cause and those that will not cause DLTs.**

- ➢ **FDA discussions mid-April on Phase 2B trial and regimens to be used for Project Optimus.**
- ➢ **Goal to initiate Phase 2B in 2H2023, interim analysis mid-2024, and complete enrollment 2024.**

Processa Pharmaceuticals

Next Generation Chemotherapy Irinotecan (PCS11T)

- Irinotecan – Use in many types of cancer including Colorectal, Lung, Pancreatic, Cervical, and Other Cancers (Incidence > 200,000)

NGC-Irinotecan: Results Show NGC-Irin Positively Alters Distribution

In our Project Optimus analysis, the efficacy of NGC-Irinotecan was maintained across a wide dose range (left Figure) while for FDA-approved Irinotecan (right Figure) efficacy across the dose range decreased as the dose decreased in Colorectal Xenograft Animals

Next Generation Irinotecan

Safety-Dose and Efficacy-Dose Do Not Follow the Same Relationship



50% MTD
MTD
Toxicity
Efficacy
X
O
O
X
Effect or Response
Dose or Drug Exposure

Irinotecan

Safety-Dose and Efficacy-Dose Follow the Same Relationship



50% MTD
MTD
Toxicity
Efficacy
X
O
X
O
Effect or Response
Dose or Drug Exposure

- **Hope to initiate IND-enabling studies in 2023 with the goal to complete studies by end of 2024.**

Milestones in 2022

- **Next Generation Chemotherapy Milestones Provide Further Rationale for Implementing Project Optimus**
  - **Demonstrated NGCs altered the metabolism and/or distribution of the cancer drug or active metabolite compared to their FDA-approved counterparts.**
  - **Determined NGC-Cap drug exposure levels that cause DLTs and exposure levels that will not.**
  - **Defined the to be targeted cancer populations for NGC-Gem.**
  - **Determined NGC-Irin adverse event-exposure and efficacy-exposure relationships do NOT follow a similar pattern.**
- **Non-Oncology Drugs**
  - **Completed the Phase 2A PCS12852 Gastroparesis trial - PCS12852 had a positive effect on gastric emptying rate and larger effect than placebo on improving gastroparesis symptoms.**
  - **PCS499 was discontinued due to enrollment difficulties in ulcerative necrobiosis lipoidica; prevalence is different from the literature published prior to the study; evaluated other indications with larger populations for future licensee/partner.**

Milestones Goals in 2023

- **NGC-Capecitabine**
  - Meet FDA mid-April to discuss Phase 2B safety-efficacy trial with interim analysis & next development steps.
  - Complete the Phase 1B trial to refine our understanding of the adverse event-exposure relationship.
  - Hope to initiate Phase 2B in 2H2023 with the goal of interim analysis mid-2024 & complete enrollment in 2024.
- **NGC-Gemcitabine**
  - Meet with FDA in mid-2023 on the Phase 2B safety-efficacy trial and next development steps.
  - Plan to submit Phase 2B protocol to IND in 4Q2023 with the hope of initiating trial in 2024.
- **NGC-Irinotecan:**
  - Hope to initiate IND-enabling studies in 2023 with a goal to complete studies in 2024.
- **License or Partner Drugs**
  - License or partner non-oncology drugs.
  - Consider licensing or partnering one or more of the NGC drugs.
- **Corporate**
  - Expand IR/PR presence including social media and more communication with investors.
  - Expand interaction with Oncology Community including Key Opinion Leaders and patient advocacy groups.

Processa Pipeline of Drugs, Each with > $1B Market

Next Generation Chemotherapy Improving Safety and Efficacy

	1H 2023	2H 2023	1H 2024	2H 2024
Next Generation Capecitabine *Colorectal,* Breast, Gastric, Pancreatic, & Other Cancers (Incidence > 200,000)	Complete Ph 1B Trial; Ph 2B-Proj. Opt. FDA Meeting	Initiate Ph 2B, Interim Analyses, Complete Enrollment		
PCS3117 (Next Generation Gemcitabine) *Pancreatic,* Non-Small Cell Lung, Ovarian, Breast & Other Cancers (Incidence > 275,000)	Initiate Biomarker Analytical Dev. & Design Program	Ph 2B Proj. Opt. FDA Meeting, Initiate, Interim Analyses, Complete Enrollment		
PCS11T (Next Generation Irinotecan) Colorectal, Pancreatic, Gastric, *Lung,* Ovarian, Cervical, & Other Cancers (Incidence > 200,000)		Initiate, Complete CMC & IND Tox Enabling Studies, and Submit IND		

Candidates for Out-Licensing, Partnering, Spin-Off

PCS12852 *Moderate/Severe Gastroparesis* & Other GI Motility Conditions	Ph 2A Completed	Out-Licensing, Partnering, Spin-Off
PCS499 *Ulcerative Necrobiosis Lipoidica (uNL), Venous Ulcers, Other*	Discontinue uNL Ph 2B	Out-Licensing, Partnering, Spin-Off